Exhibit 1.1

$200,000,000 2.50% Convertible Senior Notes Due 2032

Zenas BioPharma, Inc.

UNDERWRITING AGREEMENT

March 26, 2026

JEFFERIES LLC

EVERCORE GROUP L.L.C.

CITIGROUP GLOBAL MARKETS INC.

GUGGENHEIM SECURITIES, LLC
As Representatives of the several Underwriters

c/o JEFFERIES LLC
520 Madison Avenue
New York, New York 10022

c/o EVERCORE GROUP L.L.C.

55 East 52nd Street

New York, New York 10055

c/o CITIGROUP GLOBAL MARKETS INC.

388 Greenwich Street

New York, New York 10013

c/o GUGGENHEIM SECURITIES, LLC

330 Madison Avenue

New York, New York 10017

Ladies and Gentlemen:

Introductory. Zenas BioPharma, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) $200,000,000 principal amount of 2.50% Convertible Senior Notes due 2032 of the Company (the “Securities”). The $200,000,000 principal amount of Securities to be sold by the Company are called the “Firm Securities.” In addition, the Company has granted to the Underwriters an option to purchase up to an additional $30,000,000 principal amount of Securities as provided in Section 2. The additional $30,000,000 principal amount of Securities to be sold by the Company pursuant to such option are collectively called the “Optional Securities.” The Firm Securities and, if and to the extent such option is exercised, the Optional Securities are collectively called the “Offered Securities.” Jefferies LLC (“Jefferies”), Evercore Group L.L.C. (“Evercore”), Citigroup Global Markets Inc. (“Citigroup”) and Guggenheim Securities, LLC (“Guggenheim Securities”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered Securities. The Offered Securities will be convertible into cash, shares (the “Underlying Securities”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”), or a combination of cash and Underlying Securities, at the Company’s election. The Securities will be issued pursuant to an indenture (the “Base Indenture”), as supplemented by a supplemental indenture (the Base Indenture, as so supplemented, the “Indenture”), in each case, to be dated as of the First Closing Date (as hereinafter defined), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). To the extent there are no additional underwriters listed on Schedule A, the term “Representatives” as used herein shall mean you, as Underwriter, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.

Substantially concurrently with the offering of the Offered Securities, the Company will, among other things, issue and sell up to 5,750,000 shares of Common Stock (the “Shares”), pursuant to a separate underwriting agreement and separate prospectus supplement, subject to customary closing conditions (such offering, the “Concurrent Offering”). The offering of the Offered Securities is not contingent upon the completion of the Concurrent Offering, the Concurrent Offering is not contingent upon the completion of the offering of the Offered Securities, and the Offered Securities are not being offered together with the Shares.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-290777), including a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of the Offered Securities. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, is called the “Registration Statement.” The preliminary prospectus supplement dated March 26, 2026 describing the Offered Securities and the offering thereof (the “Preliminary Prospectus Supplement”), together with the Base Prospectus, is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus supplement to the Base Prospectus in preliminary form that describes the Offered Securities and the offering thereof and is used prior to the filing of the Prospectus (as defined below), together with the Base Prospectus, is called a “preliminary prospectus.” As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that describes the Offered Securities and the offering thereof (the “Final Prospectus Supplement”), together with the Base Prospectus, in the form first used by the Underwriters to confirm sales of the Offered Securities or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act. References herein to the Preliminary Prospectus, any preliminary prospectus and the Prospectus shall refer to both the prospectus supplement and the Base Prospectus components of such prospectus. As used herein, “Applicable Time” is 6:50 p.m. (New York City time) on March 26, 2026. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “issuer free writing prospectus” has the meaning set forth in Rule 433(h) under the Securities Act and “Time of Sale Prospectus” means the Preliminary Prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified in Schedule B hereto and the pricing term sheet set forth on Schedule C hereto. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). As used herein, “Section 5(d) Written Communication” means each written communication (within the meaning of Rule 405 under the Securities Act) that is made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company to one or more potential investors that are qualified institutional buyers (“QIBs”) and/or institutions that are accredited investors (“IAIs”), as such terms are respectively defined in Rule 144A and Rule 501(a) under the Securities Act, to determine whether such investors might have an interest in the offering of the Offered Securities; “Section 5(d) Oral Communication” means each oral communication, if any, made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company made to one or more QIBs and/or one or more IAIs to determine whether such investors might have an interest in the offering of the Offered Securities; “Marketing Materials” means any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered Securities, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically); and “Permitted Section 5(d) Communication” means the Section 5(d) Written Communication(s) and Marketing Materials listed on Schedule D attached hereto.

All references in this Agreement to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus and the Prospectus shall include the documents incorporated or deemed to be incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in, or “part of” the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus and all other references of like import, shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) that is or is deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus or the Prospectus, as the case may be. All references in this Agreement to (i) the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus or the Prospectus, any amendments or supplements to any of the foregoing, any free writing prospectus, or any issuer free writing prospectus shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Securities as contemplated by Section 3(n) of this Agreement.

The Company hereby confirms its agreements with the Underwriters as follows:

Section 1.      Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to each Underwriter, as of the date of this Agreement, as of the First Closing Date (as hereinafter defined) and as of each Option Closing Date (as hereinafter defined), if any, as follows:

(a)            Compliance with Registration Requirements. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or, to the Company’s knowledge, threatened by the Commission. If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(b)            Disclosure. (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement, Time of Sale Prospectus or the Prospectus complied when so filed or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and the Trust Indenture Act of 1939, as amended, and the rules and Regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), (iv) the Time of Sale Prospectus does not, and at the time of each sale of the Offered Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 2), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, as of the date of such amendment or supplement, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) the Prospectus, as of its date, does not contain and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus (1) based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein or (2) from that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act. The statements set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Description of Notes” and “Description of Common Stock” insofar as they purport to constitute a summary of the terms of the Offered Securities and the Common Stock, and under the caption “Material U.S. Federal Income Tax Considerations,” insofar as they purport to describe laws or legal conclusions with respect thereto, in each case, are accurate, complete and fair in all material respects.

(c)            Free Writing Prospectuses; Road Show. The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply, as of the date of such filing, in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule B hereto, and electronic road shows, if any, each furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any free writing prospectus.

(d)            Incorporation and Good Standing of the Company. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority necessary to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent such concept of good standing is applicable in such jurisdiction) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing or have such power or authority would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(e)            Incorporation and Good Standing of Subsidiaries. Each subsidiary of the Company has been duly incorporated, organized or formed, as applicable, is validly existing as a corporation or other business entity in good standing (to the extent such concept of good standing is applicable in such jurisdiction) under the laws of the jurisdiction of its incorporation, organization or formation, as applicable, has the corporate or other business entity power and authority, as applicable, to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing (to the extent such concept of good standing is applicable in such jurisdiction) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing or have such power and authority would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent such concepts are applicable in such jurisdiction) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(f)            Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company.

(g)            Authorized Capital Stock. The authorized capital stock of the Company, including the shares of Common Stock underlying the Offered Securities, conforms in all material respects as to legal matters to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(h)            Due Authorization of Outstanding Common Stock. The shares of Common Stock outstanding prior to the issuance of the Offered Securities have been duly authorized and are validly issued, fully paid and non-assessable.

(i)            Authorization of the Offered Securities. The Offered Securities have been duly authorized for issuance and sale pursuant to this Agreement and at the First Closing Date and any Option Closing Date, as the case may be, will have been duly executed by the Company and, when authenticated, issued and delivered by the Company as provided in the Indenture against payment therefor pursuant to this Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions (as defined below), and will be entitled to the benefits of the Indenture.

(j)            Stock Option Plans of the Company. With respect to the stock options granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each grant of a stock option was duly authorized no later than the date on which the grant of such stock option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, and (ii) each such grant was made in accordance with the terms of the Company Stock Plans, and all applicable laws and regulatory rules or requirements, including all applicable federal securities laws.

(k)            Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The execution and delivery by the Company of, and the performance by the Company of its obligations under, each of this Agreement, the Indenture and the Offered Securities (together, the “Transaction Documents”), including the issuance and delivery of cash, shares of Underlying Securities or a combination of cash and Underlying Securities upon conversion thereof, will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or bylaws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in the case of clauses (i), (iii) and (iv), where such contravention would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court having jurisdiction over the Company or any subsidiary is required for the performance by the Company of its obligations under each of the Transaction Documents, except for the registration of the Offered Securities under the Securities Act and the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and as may be required by the securities or Blue Sky laws of the various states and foreign securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

(l)            No Material Adverse Change. There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(m)            Organizational Documents and Material Contracts. Neither the Company nor any of its subsidiaries is (i) in violation of its respective certificate of incorporation, bylaws or other organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument binding upon the Company or any of its subsidiaries to the Company and its subsidiaries, taken as a whole; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority applicable to the Company, any of its subsidiaries or their respective businesses and properties, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(n)            No Material Actions or Proceedings. There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under each of the Transaction Documents or to consummate the transactions contemplated by each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents to which the Company is subject or by which the Company is bound that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described in all material respects or filed or incorporated by reference as required.

(o)            Preliminary Prospectus Compliance. Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

(p)            Company Not an “Investment Company.” The Company is not, and after giving effect to the offering and sale of the Offered Securities and the offering and sale of the Shares in the Concurrent Offering and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(q)            Compliance with Environmental Laws. The Company and each of its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except, in each case of (i) through (iii) above, where such noncompliance with applicable Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(r)            No Liabilities Pursuant to Environmental Laws. There are no costs or liabilities of the Company or its subsidiaries arising under applicable Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval required under applicable Environmental Laws, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(s)            Registration Rights. Except as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Offered Securities registered pursuant to the Registration Statement, except as otherwise have been validly waived in connection with the issuance and sale of the Offered Securities contemplated hereby and as described in the Registration Statement, Time of Sale Prospectus.

(t)             Anti-Corruption and Anti-Bribery Laws. (i) None of the Company or any of its subsidiaries or controlled affiliates, or any director, officer, or employee thereof, nor, to the Company’s knowledge, any agent or representative of the Company or of any of its subsidiaries or controlled affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to improperly influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) the Company and each of its subsidiaries and controlled affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(u)            Anti-Money Laundering Laws. The operations of the Company and each of its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and each of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(v)            No Conflicts with Sanctions Laws. None of the Company, any of its subsidiaries, or any director, or employee thereof, or, to the Company’s knowledge, any agent, controlled affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:

(A)            the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or

(B)            located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Syria, and the Donetsk People’s Republic and Luhansk People’s Republic located in Ukraine).

(ii)            The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)            to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)            in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(w)            Since April 24, 2019, the Company and each of its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(x)            Company Operations in Ordinary Course of Business. Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and its subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, other than from its employees or other service providers in connection with the termination of their service pursuant to the terms of the employee benefit or stock-based compensation plans or agreements described in the Time of Sale Prospectus, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole.

(y)            Title to Properties. The Company does not own any real property. The Company and each of its subsidiaries have good and marketable title to all personal property (other than intellectual property which is addressed exclusively in Section 1(z) hereof) owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and, to the Company’s knowledge, enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such real property and buildings by the Company and its subsidiaries.

(z)            Intellectual Property Rights. The Company and its subsidiaries own or have valid, binding and enforceable licenses or other rights to practice and use all technology, patents and patent applications, copyrights, trademarks, trademark registrations, service marks, service mark registrations, trade names, service names and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and all other technology and intellectual property rights necessary for, or used in the conduct, or the proposed conduct, of the business of the Company and its subsidiaries (including as described in the Time of Sale Prospectus and the Prospectus) (collectively, the “Company Intellectual Property”), or to the development, manufacture, operation, and sale of any products and services sold or proposed to be sold by the Company and its subsidiaries. To the Company’s knowledge, the conduct of the Company’s and its subsidiaries’ respective business and the proposed conduct of its business (including the development and commercialization of the product candidates described in the Time of Sale Prospectus and the Prospectus) has not and will not infringe, misappropriate or otherwise conflict in any material respect with any valid intellectual property rights of others; except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no rights of third parties to any of the intellectual property owned by the Company or any of its subsidiaries, and such intellectual property is owned by the Company or its subsidiary free and clear of all liens, security interests, or encumbrances; to the Company’s knowledge, the patents, trademarks and copyrights held or licensed by the Company and its subsidiaries included within the Company Intellectual Property are valid, enforceable and subsisting, and the patent, trademark, and copyright applications included within the Company Intellectual Property are subsisting and have not been abandoned; and there is no infringement by third parties of any of the Company Intellectual Property. Except as described in the Registration Statement, Time of Sale Prospectus and the Prospectus, (i) the Company and its subsidiaries are not obligated or under any material liability to pay a royalty, grant a license, or provide other material consideration to any third party in connection with the Company Intellectual Property, (ii) no action, suit, claim or other proceeding is pending or, to the Company’s knowledge, is threatened, alleging that the Company or any of its subsidiaries is infringing, misappropriating, diluting or otherwise violating, or would, upon the commercialization of any product or service proposed in the Time of Sale Prospectus and the Prospectus to be conducted, infringe, misappropriate, dilute, or otherwise violate, any valid intellectual property rights of others with respect to any of the Company’s product candidates, processes or intellectual property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, (iii) no action, suit, claim or other proceeding is pending or, to the Company’s knowledge, is threatened, challenging the validity, enforceability, scope, registration, ownership or use of any of the Company Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, (iv) no action, suit, claim or other proceeding is pending or, to the Company’s knowledge, is threatened, challenging the Company’s rights in or to any Company Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, (v) the Company has not received notice of any claim of infringement, misappropriation or conflict with any asserted rights of others with respect to any of the Company’s products, proposed products, processes or Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim, (vi) to the Company’s knowledge, the development, manufacture, sale, and any currently proposed use of any of the products, proposed products or processes of the Company referred to in the Time of Sale Prospectus and the Prospectus, in the current or proposed conduct of the business of the Company, do not infringe any right or valid patent claim of any third party, (vii) to the Company’s knowledge, no employee, consultant or independent contractor of the Company or any of its subsidiaries (“Company Personnel”) is in or has ever been in violation in any respect of any material term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer or counterparty to such agreements, where the basis of such violation relates to such Company Personnel’s employment or independent contractor’s engagement with the Company or any of its subsidiaries, actions undertaken while employed or engaged with the Company or any of its subsidiaries, or the ownership by the Company of any Company Intellectual Property, (viii) the Company has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Company Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements, (ix) the Company and its subsidiaries have complied with the material terms of each agreement pursuant to which intellectual property has been licensed to the Company or any of its subsidiaries, and all such agreements are in full force and effect, (x) none of the Company Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiary in violation of any contractual obligation binding on the Company or its subsidiaries or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons, (xi) the product candidates described in the Time of Sale Prospectus and the Prospectus as under development by the Company fall within the scope of the claims of one or more patents or patent applications owned by, or exclusively licensed to, the Company, and (xii) the duties of candor and good faith required by the United States Patent and Trademark Office during the prosecution of the United States patents and patent applications included in the Company Intellectual Property have been complied with.

(aa)       ERISA Compliance. Except as would not, singly or in the aggregate, reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole, (A) each Plan (as defined below) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Internal Revenue Code of 1986, as amended (the “Code”); (B) no non-exempt prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred, or is reasonably expected to occur, with respect to any Plan; (C) for each Plan, no failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, has occurred or is reasonably expected to occur; (D) no “reportable event” (within the meaning of Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived) has occurred or is reasonably expected to occur; and (E) neither the Company nor any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) has incurred, nor is reasonably expected to incur, any liability under Title IV of ERISA (other than contributions to any Plan or any Multiemployer Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan or a Multiemployer Plan. For purposes of this paragraph, (x) the term “Plan” means an employee benefit plan, within the meaning of Section 3(3) of ERISA, subject to Title IV of ERISA, but excluding any Multiemployer Plan, for which the Company or any member of its “Controlled Group” has any liability and (y) the term “Multiemployer Plan” means a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

(bb)       Labor Relations. No material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the Company’s knowledge, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(cc)       Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the Company’s reasonable judgment, generally deemed adequate and customary for the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(dd)       Permits, Licenses, etc. The Company and each of its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ee)       Financial Statements. The financial statements included or incorporated by reference in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the Company’s quarterly financial statements. The other financial information included or incorporated by reference in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. The statistical, industry-related and market-related data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects.

(ff)        Independent Accountants. Ernst & Young LLP, which has expressed its opinion and certified certain of the financial statements of the Company and its subsidiaries and delivered its report with respect to the audited consolidated financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(gg)      Company’s Accounting System. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

(hh)      Statistical and Market-Related Data. The statistical, industry and market related data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate. To the Company’s knowledge, after reasonable investigation, it does not require the consent of any third party for the use of any such data.

(ii)        Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company and its Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934 (the “Exchange Act’)) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(jj)        No Integrated Offering. Except as described in the Time of Sale Prospectus and the Registration Statement, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(kk)     Tax Law Compliance. The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole) and have paid all taxes required to be paid whether or not reported thereon (except for cases in which the failure to pay would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which, singly or in the aggregate, has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which would reasonably be expected to be determined adversely to the Company or its subsidiaries and which would reasonably be expected to have) a material adverse effect on the Company and its subsidiaries, taken as a whole. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local or foreign tax return for any period, other than pursuant to automatic extensions of the due date for filing a tax return obtained in the ordinary course of business.

(ll)        Sarbanes-Oxley Act. There is and has been no failure on the part of the Company, or to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated in connection therewith, including Section 402 related to loans, to the extent compliance is required, and is taking steps designed to ensure that it will be in compliance, at all times, with the other provisions of the Sarbanes-Oxley Act when they become applicable to the Company.

(mm)    No Price Stabilization or Manipulation; Compliance with Regulation M. The Company has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Offered Securities or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Offered Securities.

(nn)      Emerging Growth Company. From the time of initial confidential submission of the registration statement to the Commission relating to the Company’s initial public offering through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(oo)       Distribution of Offering Materials. Other than in connection with the Company’s initial public offering, the Company (i) has not engaged in any Testing-the-Waters Communication and (ii) has not authorized anyone to engage in Testing-the-Waters Communications. The Company has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act other than those listed on Schedule D hereto. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

(pp)       Securities Act Compliance. As of the time of each sale of the Offered Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (A) the Time of Sale Prospectus, (B) any free writing prospectus, when considered together with the Time of Sale Prospectus, and (C) any individual Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions in the Time of Sale Prospectus, any free writing prospectus or any Testing-the-Waters Communication based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein, which includes Underwriting Information (as defined in Section 8(b) hereof).

(qq)       Health Care Law Compliance. The Company and its subsidiaries are and at all times have been in compliance with all applicable Health Care Laws, as defined below, in all material respects. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.), the Public Health Service Act (42 U.S.C. §§ 201 et seq.) and the regulations promulgated thereunder; (ii) all applicable federal, state, local and all applicable foreign health care related fraud and abuse laws, including, without limitation, the U.S. Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the U.S. False Statements Law (42 U.S.C. § 1320a-7b(a)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the U.S. Civil False Claims Act (31 U.S.C. § 3729 et seq.), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. §§ 286 and 287, and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. §§ 1320d et seq.), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the exclusions law (42 U.S.C. § 1320a-7), and the regulations promulgated thereunder; (iii) Medicare (Title XVIII of the Social Security Act) and Medicaid (Title XIX of the Social Security Act), and the regulations promulgated thereunder; (iv) the Standards for Privacy of Individually Identifiable Health Information, the Security Standards, and the Standards for Electronic Transactions and Code Sets promulgated under HIPAA, the Health Information Technology for Economic and Clinical Health Act (“HITECH Act”) (42 U.S.C. §§ 17921 et seq.), and the regulations promulgated thereunder and any state or non-U.S. counterpart thereof or other law or regulation the purpose of which is to protect the privacy of individuals or prescribers; (v) the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010, and the regulations promulgated thereunder; (vi) any and all other healthcare laws, statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import or export of any product manufactured or distributed by the Company; and (vii) all amendments to any of the foregoing. Neither the Company nor its subsidiaries has received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that the Company or its subsidiaries are in material violation of any Health Care Laws, and, to the Company’s knowledge, no such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action is threatened in writing. Neither the Company, nor any of its subsidiaries, is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. The Company and its subsidiaries (i) possess all material licenses, certificates, approvals, clearances, exemptions, authorizations and permits required under the Health Care Laws (“Health Care Permits”); (ii) are in material compliance with and have fulfilled and performed their respective material obligations with respect to such Health Care Permits; and (iii) to the Company’s knowledge, no event has occurred which allows, or after notice or lapse of time would reasonably be expected to allow, revocation or termination of any Health Care Permit; and (iv) have filed, obtained, maintained or submitted all material reports, applications, records, submissions, supplements or amendments as required by the Health Care Laws or the Health Care Permits, and all such reports, applications, records, submissions, supplements or amendments were timely, complete, accurate and not misleading on the date filed (or were corrected or supplemented by a subsequent submission) in all material respects.

(rr)       Regulatory Correspondence. The Company has not received (i) any warning letter, untitled letter or other material notice from the U.S. Food and Drug Administration (“FDA”) or other governmental entity alleging or asserting material noncompliance with any Health Care Laws or (ii) any notice that the FDA or any governmental entity has taken or is taking action to limit, suspend, modify or revoke any material Health Care Permits.

(ss)       Clinical Data Compliance. The preclinical tests and clinical trials, and other studies (collectively, “Studies”) that are described in, or the results of which are referred to in, the Registration Statement, the Time of Sale Prospectus or the Prospectus were and, if still pending, are being conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such Studies and with all Health Care Laws. Each description of the results of the Studies is accurate and complete in all material respects and fairly presents the data derived from such Studies, and to the Company’s knowledge, there are no other Studies the results of which are materially inconsistent with, or otherwise call into question, the results described or referred to in the Registration Statement, the Time of Sale Prospectus or the Prospectus. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has not received any notice of, or correspondence from, the FDA or any other governmental entity or institutional review board requiring the termination, suspension or material modification or partial or full clinical hold of any clinical trials that are described or referred to in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(tt)        No Exclusion, Suspension or Debarment. Neither the Company nor its subsidiaries, or its subsidiaries’ officers or directors, or to the knowledge of the Company, its employees or agents, is or has been excluded, suspended or debarred from participation in any U.S. federal health care program or by the FDA or any other governmental entity pursuant to 21 U.S.C. § 335a or similar laws, or, to the Company’s knowledge, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion, or engaged in any conduct that would reasonably be expected to result in debarment, suspension, or exclusion.

(uu)      Compliance with Data Privacy Laws. Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries are, and at all prior times in the past six years were, in compliance in all respects with all applicable data privacy and security laws and regulations or contractual obligations regarding the collection, use, transfer, storage, processing, protection, disposal or disclosure of all Personal Data, including, without limitation, and in each case only to the extent applicable, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679), Access to U.S. Sensitive Personal Data and Government-Related Data by Countries of Concern or Covered Persons,” 90 Fed. Reg. 1636 (Jan. 8, 2025) codified at 28 C.F.R. § 202, including any amendments thereto and guidance issued thereunder (together, the “U.S. Data Security Program”), and the California Consumer Privacy Act (“CCPA”) of 2018, as amended by the California Privacy Rights Act of 2020 (collectively, the “Privacy and Security Obligations”). “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph of the natural person, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) “personal data,” “personal information,” or similar term as defined by the Privacy and Security Obligations; and (iii) any other piece of information that reasonably allows the identification of such natural person, except any “protected health information” as defined by HIPAA or other information that has been explicitly exempted by an applicable Privacy and Security Obligation. The Company and its subsidiaries have in place, comply with, and take appropriate steps designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, processing, use, disclosure, handling, and analysis of all sensitive, confidential, or regulated data (collectively “Sensitive Data”) and Personal Data (collectively all such policies, procedures comprising the “Policies”). The Company has (i) provided accurate notice of its privacy practices then in effect to appropriate data subjects, which contain materially accurate and sufficient notice of the Company’s then-current privacy practices relating to its subject matter and do not contain any material omissions of the Company’s then-current privacy practices and (ii) made all disclosures to appropriate data subjects required by applicable Privacy and Security Obligations in all material respects. None of such disclosures made have been inaccurate, misleading, deceptive or in violation of any Privacy and Security Obligations or Policies in any material respect. The execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach of violation of any Privacy and Security Obligations or Policies. The Company further certifies that neither it nor any subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy and Security Obligations, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy and Security Obligation; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy and Security Obligation.

(vv)       Cybersecurity. The Company’s, its subsidiaries’, and, to the knowledge of the Company, its third party providers’ information technology assets and equipment, computers, technology systems and other systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company, its subsidiaries, and, to the knowledge of the Company, its third party service providers have implemented and maintained physical, technical and administrative controls, policies, procedures, and safeguards designed to maintain and protect its confidential information and the integrity, continuous operation, redundancy and security of all IT Systems (including all Sensitive Data and Personal Data) and data used in connection with the operation of the Company or its subsidiaries. The Company and its subsidiaries have used reasonable efforts to establish, and have established, commercially reasonable disaster recovery and security plans, procedures and facilities for the business, including, without limitation, for the information technology systems and data held or used by or for the Company or any of its subsidiaries. There have been no internal or external security breaches or attacks, outages or unauthorized uses of or accesses to IT Systems, Sensitive Data, or Personal Data, or any other compromises of or relating to same.

(ww)     Statistical Rating Organization. Neither the Company nor any of its subsidiaries has any securities rated by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.

(xx)       Outbound Investment Security Program. Neither the Company nor any of its subsidiaries is a “covered foreign person”, as that term is defined in 31 C.F.R. § 850.209. Neither the Company nor any of its subsidiaries currently engages, or has plans to engage, directly or indirectly, in a “covered activity”, as that term is defined in in 31 C.F.R. § 850.208 (“Covered Activity”). The Company does not have any joint ventures that engages in or plans to engage in any Covered Activity. The Company also does not, directly or indirectly, hold a board seat on, have a voting or equity interest in, or have any contractual power to direct or cause the direction of the management or policies of any person or persons that engages or plans to engage in any Covered Activity.

(yy)       eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(zz)       Stock Exchange Listing. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the Nasdaq Global Select Market (“Nasdaq”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of Nasdaq.

(aaa)     The Indenture. The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”), and the Indenture will conform in all material respects to the requirements of the Trust Indenture Act.

(bbb)     The Maximum Number of Underlying Securities. Upon issuance and delivery of the Offered Securities in accordance with this Agreement and the Indenture, the Offered Securities will be convertible at the option of the holder thereof into cash, Underlying Securities, or a combination of cash and Underlying Securities, at the Company’s election, in accordance with the terms of the Offered Securities and the Indenture. A number of Underlying Securities equal to the product of (x) the number of Offered Securities (assuming the Underwriters exercise their option to purchase Optional Securities in full) and (y) the conversion rate for the Offered Securities (assuming the maximum increase to such conversion rate for a conversion of Offered Securities in connection with a “make-whole fundamental change”) (the “Maximum Number of Underlying Securities”) have been duly authorized and reserved for issuance by the Company by all necessary corporate action and such Maximum Number of Underlying Securities, if and when issued upon any conversion of the Offered Securities in accordance with the terms of the Offered Securities and the Indenture, will be validly issued, fully paid and non-assessable; no holder of such Underlying Securities will be subject to personal liability by reason of being such a holder; and the issuance of such Underlying Securities upon any such conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company.

(ccc)     Descriptions of the Transaction Documents. Each Transaction Document conforms (or will conform) in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(ddd)     Margin Rules. None of the issuance, sale and delivery of the Offered Securities or the Maximum Number of Underlying Securities nor the application of the proceeds thereof by the Company as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

Section 2.      Purchase, Sale and Delivery of the Offered Securities.

(a)            The Firm Securities. Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters $200,000,000 aggregate principal amount of Firm Securities. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth opposite their names on Schedule A at a price equal to 97.0% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, from March 31, 2026 to the First Closing Date.

(b)            The First Closing Date. Delivery of the Firm Securities to be purchased by the Underwriters and payment therefor shall be made at the offices of Cooley LLP (or such other place as may be agreed to by the Company and the Representatives) at 10:00 a.m. New York City time, on March 31, 2026 or such other time and date not later than 1:30 p.m. New York City time, on April 14, 2026 as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “First Closing Date”). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11.

(c)            The Optional Securities; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an additional $30,000,000 principal amount of Optional Securities from the Company, solely to cover over-allotments, at the Purchase Price plus accrued interest, if any, from March 31, 2026 to the Option Closing Date, or if such time and date of delivery of the Optional Securities occurs on the First Closing Date, then the First Closing Date. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the principal amount of Optional Securities plus accrued interest as to which the Underwriters are exercising the option and (ii) the time, date and place at which the Optional Securities will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of the Firm Securities and such Optional Securities). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date,” and shall be determined by the Representatives and shall not be earlier than two or later than five full business days after delivery of such notice of exercise. If any Optional Securities are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the principal amount of Optional Securities (subject to such adjustments to eliminate Securities in denominations other than $1,000 as the Representatives in their sole discretion shall make) that bears the same proportion to the principal amount of Firm Securities (a) to be purchased as set forth on Schedule A opposite the name of such Underwriter bears to the total principal amount of Firm Securities and (b) the Company agrees to sell the number of Optional Securities set forth in the paragraph “Introductory” of this Agreement (subject to such adjustments to eliminate Securities in denominations other than $1,000 as the Representatives in their sole discretion shall make). The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d)            Public Offering of the Offered Securities. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Securities as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

(e)            Payment for the Offered Securities. Payment for the Offered Securities to be sold by the Company shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company. It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Securities and any Optional Securities the Underwriters have agreed to purchase. Jefferies, Evercore, Citigroup and Guggenheim Securities, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Offered Securities to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f)            Delivery of the Offered Securities. The Company shall deliver, or cause to be delivered to the nominee of The Depository Trust Company (“DTC”) for the Representatives for the accounts of the several Underwriters one or more global notes representing the Offered Securities (collectively, the “Global Note”), at the First Closing Date and any Option Closing Date, as applicable, against release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters. The Global Note will be made available for inspection by the Representatives at the office of Jefferies LLC set forth above not later than 1:00 p.m. New York City time, on the business day prior to the First Closing Date or any Option Closing Date, as the case may be.

Section 3.      Additional Covenants of the Company.

(a)            Commission Filing Fees. The Company agrees to pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with the Rules 456(b) and 457(r) under the Securities Act.

(b)            Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period when a prospectus relating to the Offered Securities is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Securities, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(c)            Representatives’ Review of Proposed Amendments and Supplements. During the period when a prospectus relating to the Offered Securities is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company (i) will furnish to the Representatives for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement and (ii) will not amend or supplement the Registration Statement without the Representatives’ prior written consent, which consent shall not be unreasonably withheld or delayed. Prior to amending or supplementing any preliminary prospectus, the Time of Sale Prospectus or the Prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representatives’ prior written consent, which consent shall not be unreasonably withheld or delayed. The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(d)            Free Writing Prospectuses. The Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or issuer free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to any proposed free writing prospectus or any issuer free writing prospectus or any amendment or supplement thereto without the Representatives’ prior written consent, which consent shall not be unreasonably withheld or delayed. The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus or any issuer free writing prospectus prepared by or on behalf of, used by or referred to by the Company as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Securities (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus or any issuer free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus or issuer free writing prospectus, as applicable, to eliminate or correct such conflict or so that the statements in such free writing prospectus or issuer free writing prospectus, as applicable, as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus or any such issuer free writing prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus or issuer free writing prospectus, as applicable, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus or issuer free writing prospectus, as applicable, without the Representatives’ prior written consent, which consent shall not be unreasonably withheld or delayed.

(e)            Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(f)            Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Securities at a time when the Prospectus is not yet available to prospective purchasers, and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when delivered to a prospective purchaser, not misleading, or if during such time any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company shall (subject to Section 3(b) and Section 3(c)) prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(g)            Certain Notifications and Required Actions. After the date of this Agreement, the Company shall promptly advise the Representatives in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, any issuer free writing prospectus or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, any issuer free writing prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation of the shares of Common Stock issuable upon conversion of the Offered Securities from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with all applicable provisions of Rule 424(b), Rule 433, and Rule 430B under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission. If, after the date of this Agreement and during any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company receives notice pursuant to Rule 401(g)(2) under the Securities Act from the Commission or otherwise ceases to be eligible to use the automatic shelf registration form, the Company shall promptly advise the Representatives in writing of such notice or ineligibility and will (i) promptly file a new registration statement or post-effective amendment on the proper form relating to the Offered Securities, (ii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective by the Commission as soon as practicable and (iii) promptly notify the Representatives in writing of such effectiveness.

(h)            Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, the Company agrees (subject to Section 3(b) and Section 3(c)) to promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law. Neither the Representatives’ consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 3(b) or Section 3(c).

(i)            Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Offered Securities for sale under (or obtain exemptions from the application of) the state securities or Blue Sky laws or Canadian provincial securities laws (or other foreign laws) of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation where it is not otherwise subject to taxation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(j)            Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Securities sold by it in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus, and the Prospectus.

(k)            Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Offered Securities and the shares of Common Stock issuable upon conversion of the Offered Securities.

(l)            Earnings Statement. The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder, provided that the Company will be deemed to have made generally available such statement to the extent it is available on EDGAR.

(m)            Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Offered Securities as contemplated by the Transaction Documents, the Registration Statement, the Time of Sale Prospectus, and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Offered Securities is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and Nasdaq all reports and documents required to be filed under the Exchange Act.

(n)            The Maximum Number of Underlying Securities. The Company will reserve and keep available at all times, free of preemptive rights, a number of shares of Common Stock equal to the Maximum Number of Underlying Securities. The Company will use its reasonable best efforts to effect and maintain the listing of a number of shares of Common Stock issuable upon conversion of the Offered Securities equal to the Maximum Number of Underlying Securities on Nasdaq.

(o)            Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. If requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Offered Securities. As used herein, the term “electronic Prospectus” means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the Offered Securities; (ii) it shall disclose the same information as the paper Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

(p)            Agreement Not to Offer or Sell Additional Securities. The Company also covenants with each Underwriter that, without the prior written consent of Jefferies LLC, it will not, and will not publicly disclose an intention to, during the period ending 60 days after the date of the Prospectus (the “Restricted Period”) (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any hedging, swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) confidentially submit any draft registration statement or file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

The restrictions contained in the preceding paragraph shall not apply to (a) the Offered Securities to be sold hereunder, (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion or settlement of a security outstanding on the date hereof that is described in each of the Registration Statement, Time of Sale Prospectus and Prospectus, (c) grants of options, restricted stock or other equity awards and the issuance of Common Stock or securities convertible into or exercisable for Common Stock (whether upon the exercise of stock options or otherwise) to employees, officers, directors, advisors, or consultants of the Company pursuant to the terms of a plan as described in the Registration Statement, Time of Sale Prospectus and Prospectus, provided that the Company shall cause each recipient of such grant to execute and deliver to the Representatives an agreement substantially in the form of Exhibit A hereto if such recipient has not already delivered one, (d) the filing of a registration statement on Form S-8 to register Common Stock issuable pursuant to any employee benefit plans, qualified stock option plans or other employee compensation plans, described in the Registration Statement, Time of Sale Prospectus and Prospectus, (e) Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, or the entrance into an agreement to issue Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, in connection with (i) the acquisition by the Company or any of its subsidiaries of the securities, business, property or other assets of another person or entity, including pursuant to an employee benefit or equity-based compensation plan or agreement assumed by the Company or any of its subsidiaries in connection with such acquisition or (ii) joint ventures, licensing arrangements, commercial relationships or other strategic transactions; provided that the aggregate number of shares of Common Stock issued or issuable pursuant to this clause (e) shall not exceed ten percent of the total number of shares of Common Stock issued and outstanding immediately following the offering and issuance of the Shares in the Concurrent Offering and provided further that the Company shall cause each recipient of such shares to execute and deliver to the Representatives, on or prior to such issuance, a “lock-up” agreement, substantially in the form of Exhibit A hereto, (f) facilitating the establishment of a trading plan on behalf of a stockholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period, (g) the issuance and sale of the Shares in the Concurrent Offering, (h) the 2,000,000 shares of Common Stock issuable to InnoCare Pharma Limited (“InnoCare”) as partial consideration pursuant to that certain license agreement between InnoCare and the Company, dated October 7, 2025, or (i) shares of Common Stock that may be issued and sold pursuant to the Open Market Sale AgreementSM, dated October 8, 2025, by and between the Company and Jefferies, following the earlier to occur of (x) the date that is 30 days following the date hereof and (y) the date that the Underwriters exercise in full their option to purchase the Optional Securities pursuant to Section 2 hereof.

(q)            [Reserved.]

(r)            Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Offered Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act. During the period of one year after the First Closing Date or any Option Closing Date, if later, the Company will not be, nor will it become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(s)            No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Stock or any reference security with respect to the Common Stock, whether to facilitate the sale or resale of the Offered Securities or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(t)            [Reserved.]

(u)            [Reserved.]

(v)            Amendments and Supplements to Permitted Section 5(d) Communications. If at any time following the distribution of any Permitted Section 5(d) Communication, there occurred or occurs an event or development as a result of which such Permitted Section 5(d) Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Permitted Section 5(d) Communication to eliminate or correct such untrue statement or omission.

(w)            DTC. The Company will assist the Underwriters in arranging for the Offered Securities to be eligible for clearance and settlement through DTC.

(x)            Conversion Rate. No event has occurred that would, if the Offered Securities were outstanding, require an adjustment to the Conversion Rate (as defined in the Indenture) for the Offered Securities pursuant to the terms of the Indenture. During the period beginning from the date hereof and continuing until the latest Option Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the Conversion Rate (as defined in the Indenture).

(y)            Term Sheet. The Company will prepare a final term sheet relating to this offering of the Offered Securities and the Concurrent Offering in a form approved by the Representatives (as set forth in Schedule C hereto) and will file such term sheet pursuant to and within the time required by Rule 433(d) under the Securities Act.

Section 4.      Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Offered Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Offered Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the reasonable and documented cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Offered Securities under state securities laws and all expenses in connection with the qualification of the Offered Securities for offer and sale under state securities laws, including filing fees and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable and documented fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Offered Securities by FINRA (provided such fees and disbursements of counsel payable by the Company pursuant to clauses (iii) and (iv) shall not, in the aggregate, exceed $25,000), (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the shares of Common Stock underlying the Offered Securities on Nasdaq, (vi) the cost of printing certificates representing the Offered Securities, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Offered Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show (the remaining 50% of the cost of such aircraft to be paid by the Underwriters), (ix) the document production charges and expenses associated with printing this Agreement, (x) any fees charged by rating agencies for rating the Offered Securities, (xi) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties), (xii) all expenses and application fees incurred in connection with the approval of the Offered Securities for book-entry transfer by DTC, and (xiii) all other costs and expenses incident to the performance of the obligations of the Company under the Transaction Documents for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, and the last paragraph of Section 7, Section 9 or Section 10 below, the Underwriters will pay all of their own costs and expenses, including, without limitation, fees and disbursements of their counsel, travel and lodging expenses of the Underwriters (except as otherwise specifically set forth in clause (viii) of this paragraph with respect to the costs related to chartered aircraft, if any) stock transfer taxes payable on resale of any of the Offered Securities by them and any advertising expenses connected with any offers they may make.

Section 5.      Covenant of the Underwriters. Each Underwriter severally and not jointly covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d); provided that Underwriters may use the term sheet as set forth in Schedule C hereto.

Section 6.      Conditions of the Obligations of the Underwriters. The respective obligations of the several Underwriters hereunder to purchase and pay for the Offered Securities as provided herein on the First Closing Date and, with respect to the Optional Securities, each Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Securities, as of each Option Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)            Comfort Letter. On the date hereof, the Representatives shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.

(b)            Compliance with Registration Requirements; No Stop Order. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Securities purchased after the First Closing Date, each Option Closing Date:

(A)            The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act and will file any free writing prospectus or any issuer free writing prospectus, if any, identified in Schedule B hereto (including the term sheet substantially in the form of Schedule C hereto) to the extent required by Rule 433 under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430B, and such post-effective amendment shall have become effective.

(B)            No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission.

(C)            There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

(c)            No Material Adverse Change or Ratings Agency Change; No Objection from FINRA. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Securities purchased after the First Closing Date, each Option Closing Date:

(A)            in the judgment of the Representatives there shall not have occurred any material adverse change;

(B)            there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company by any “nationally recognized statistical rating organization” as that term is used in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act; and

(C)            FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(d)            Opinion of Counsel for the Company. On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion and negative assurance letter of Ropes & Gray LLP, counsel for the Company, in form and substance satisfactory to the Representatives.

(e)            Opinion of Intellectual Property Counsel for the Company. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received the opinion of Proskauer Rose LLP, counsel for the Company with respect to intellectual property matters, dated as of such date, in form and substance satisfactory to the Representatives.

(f)            Opinion of Counsel for the Underwriters. On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion and negative assurance letter of Cooley LLP, counsel for the Underwriters in connection with the offer and sale of the Offered Securities, in form and substance satisfactory to the Underwriters, dated as of such date.

(g)            Officers’ Certificate. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received a certificate executed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in Section 6(b)(B) and 6(b)(C) and further to the effect that:

(A)            that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus; and

(B)            that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(h)            Bring-down Comfort Letter. On each of the First Closing Date and each Option Closing Date the Representatives shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, which letter shall: (i) reaffirm the statements made in the letter furnished by them pursuant to Section 6(a), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and (ii) cover certain financial information contained in the Prospectus.

(i)            Lock-Up Agreements. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit A hereto from each of the persons listed on Exhibit B hereto, and each such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date.

(j)            Approval of Listing. At the First Closing Date, the Company shall have provided notification to Nasdaq that the Company intends to issue the number of shares of Common Stock equal to the Maximum Number of Underlying Securities and there shall not be any written objection from Nasdaq with respect to such notification.

(k)            [Reserved.].

(l)            DTC. The Offered Securities shall be eligible for clearance and settlement through DTC.

(m)            Additional Documents. On or before each of the First Closing Date and each Option Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice from Jefferies, Evercore, Citigroup and Guggenheim Securities to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Securities, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 7.      Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 6, Section 11 or Section 12, or if the sale to the Underwriters of the Offered Securities on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Securities, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges. For the avoidance of doubt, it is understood that the Company will not pay or reimburse any costs, fees or expenses incurred by any Underwriter that defaults on its obligations to purchase Offered Securities.

Section 8.      Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 9.      Indemnity and Contribution.

(a)            The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, or the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication, in the light of the circumstances under which they were made), except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the following information in the Prospectus: (i) the first sentence of the third paragraph under the caption “Underwriting”, (ii) the first and second sentences of the first paragraph under the section entitled “Commission and Expenses,” (iii) the first sentence of the first paragraph under the section entitled “Stabilization,” and (iv) the first sentence of the first paragraph under the section entitled “Electronic Distribution,” each under the caption “Underwriting” in the Preliminary Prospectus and the Prospectus (the “Underwriting Information”).

(b)            Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus, road show or the Prospectus or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the Underwriting Information.

(c)            In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred and documented fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonably incurred and documented fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonably incurred and documented fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such reasonably incurred and documented fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 9(a), and by the Company, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonably incurred and documented fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)            To the extent the indemnification provided for in Section 9(a) or 9(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate initial public offering price of the Offered Securities as set forth on such cover. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Offered Securities they have purchased hereunder, and not joint.

(e)            The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)            The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

Section 10.      Default of One or More of the Several Underwriters. If, on the First Closing Date or any Option Closing Date any one or more of the several Underwriters shall fail or refuse to purchase Offered Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Offered Securities to be purchased on such date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions of the principal amount of Firm Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Securities and the aggregate principal amount of Offered Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Offered Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on any Option Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Optional Securities and the aggregate number of Optional Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of the Offered Securities, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Optional Securities to be sold on such Option Closing Date or (ii) purchase not less than the number of Optional Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 11.      Termination of this Agreement. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to or on the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange or Nasdaq, (ii) trading of any securities of the Company shall have been suspended on any national securities exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offer, sale or delivery of the Offered Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

Section 12.      No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered Securities pursuant to this Agreement, including the determination of the public offering price of the Offered Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 13.      Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Securities sold hereunder and any termination of this Agreement.

Section 14.      Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:	Jefferies LLC
520 Madison Avenue
New York, New York 10022
Facsimile: (646) 619-4437
Attention: General Counsel

Evercore Group L.L.C.
55 East 52nd Street, 36th Floor
New York, New York 10055
Attention: ECM, General Counsel

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Facsimile: (646) 291-1469
Attention: General Counsel

Guggenheim Securities, LLC
330 Madison Avenue
New York, New York 10017
Facsimile: (212) 658-9689
Attention: Head of Equity Capital Markets

with a copy to:	Cooley LLP
55 Hudson Yards
New York, New York 10001
Attention: Richard C. Segal
Email: rsegal@cooley.com

If to the Company:	Zenas BioPharma, Inc.
852 Winter Street, Suite 250
Waltham, MA 02451
Attention: Jeff Held, Chief Legal Officer

with a copy to:	Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
Attention: Thomas Danielski

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 15.      Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 9, and in each case their respective successors and personal representatives, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Offered Securities as such from any of the Underwriters merely by reason of such purchase.

Section 16.      Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17.      Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 18.      Governing Law Provisions. This Agreement, any claim, controversy or disputes arising under or related to this Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

Section 19.      General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 9 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus, each issuer free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ZENAS BIOPHARMA, INC.

By:	/s/ Jennifer Fox
Name: Jennifer Fox
Title: Chief Business Officer and Chief Financial Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in New York, New York as of the date first above written.

JEFFERIES LLC
EVERCORE GROUP L.L.C.
CITIGROUP GLOBAL MARKETS INC.
GUGGENHEIM SECURITIES, LLC
Acting individually and as Representatives
of the several Underwriters named in
the attached Schedule A.

JEFFERIES LLC

By:	/s/ Michael Brinkman
Name: Michael Brinkman
Title: Managing Director

EVERCORE GROUP L.L.C.

By:	/s/ Adam Bilali
Name: Adam Bilali
Title: Senior Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ James Nicholson
Name: James Nicholson
Title: Managing Director

GUGGENHEIM SECURITIES, LLC

By:	/s/ Shiv Taylor, M.D.
Name: Shiv Taylor, M.D.
Title: Senior Managing Direcotr

Schedule A

Underwriters	Principal Amount of Firm Securities to be Purchased
Jefferies LLC	$72,000,000
Evercore Group L.L.C.	$48,000,000
Citigroup Global Markets Inc.	$42,000,000
Guggenheim Securities, LLC	$26,000,000
Wedbush Securities Inc.	$12,000,000
Total	$200,000,000

Schedule B

Free Writing Prospectuses Included in the Time of Sale Prospectus

Free Writing Prospectus, dated March 26, 2026, relating to the pricing term sheet.

Issuer Free Writing Prospectuses Not Included in the Time of Sale Prospectus

Free Writing Prospectus, dated March 26, 2026, relating to the launch press release, filed pursuant to Rule 433 under the Securities Act.

Free Writing Prospectus, to be dated March 26, 2026, relating to the pricing press release, filed pursuant to Rule 433 under the Securities Act.

Schedule C

Pricing Term Sheet

Schedule D

Written Communications and Marketing Materials

None.

Exhibit A

Form of Lock-up Agreement

_____________, 2026

Jefferies LLC

Evercore Group L.L.C.

Citigroup Global Markets Inc.

Guggenheim Securities, LLC

As Representatives of

the several Equity Underwriters named in

Schedule A to the Equity Underwriting

Agreement referred to below and

of the several Debt Underwriters

named in Schedule A to the Debt Underwriting

Agreement referred to below

c/o	Jefferies LLC
520 Madison Avenue
New York, New York 10022

c/o	Evercore Group L.L.C.
55 East 52nd Street
New York, New York 10055

c/o	Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

c/o	Guggenheim Securities, LLC
330 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

The undersigned understands that (i) Jefferies LLC (“Jefferies”), Evercore Group L.L.C. (“Evercore”), Citigroup Global Markets Inc. (“Citi”) and Guggenheim Securities, LLC (“Guggenheim Securities” and together with Jefferies, Evercore and Citi, the “Representatives”), as representatives of the several underwriters named in Schedule A to such agreement (collectively, the “Equity Underwriters”), propose to enter into an Underwriting Agreement (the “Equity Underwriting Agreement”) with Zenas BioPharma, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Equity Offering”) by the several Equity Underwriters of shares (the “Shares”) of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and (ii) Jefferies, Evercore, Citi and Guggenheim Securities, as representatives of the several underwriters named in Schedule A to such agreement (collectively, the “Debt Underwriters”), propose to enter into an Underwriting Agreement (the “Debt Underwriting Agreement” and together with the Equity Underwriting Agreement, the “Underwriting Agreements”) with the Company providing for the public offering (the “Debt Offering” and together with the Equity Offering, the “Offerings”) by the several Debt Underwriters of convertible senior notes (the “Notes”, and together with the Shares, the “Securities”). The Notes will be convertible into Shares. In the event that the Company and the Representatives determine to only commence the Equity Offering, then references herein to the term “Offerings” and “Securities” shall mean the “Equity Offering” and “Shares”, respectively, while if such parties determine to only commence the Debt Offering, then references herein to the term “Offerings” and “Securities” shall mean the “Debt Offering” and “Notes”, respectively.

2

To induce the Equity Underwriters and the Debt Underwriters that may participate in the Offerings to continue their efforts in connection with the Offerings, the undersigned hereby agrees that, without the prior written consent of Jefferies on behalf of the Equity Underwriters and the Debt Underwriters, it will not, and will not publicly disclose an intention to, during the period commencing on the date hereof and ending 60 days after the date of the final prospectus supplements (the “Restricted Period”) relating to the Offerings (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected, to lead to or result in, a sale or disposition of any shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.

The foregoing paragraph shall not apply to:

(a) if the undersigned is not an officer or director of the Company, in transactions relating to shares of Common Stock or other securities acquired in the Offerings or in open market transactions after the pricing of the Offerings; provided that no filing under Section 16(a) of the Exchange Act or other public announcement shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in the Offerings or in such open market transactions;

(b) transfers of shares of Common Stock or any other securities (i) as a bona fide gift or for bona fide estate planning purposes, (ii) to an immediate family member (as defined below) or to any trust for the direct or indirect benefit of the undersigned or an immediate family member of the undersigned, (iii) to any corporation, partnership, limited liability company, investment fund, trust or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests, or (iv) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or an immediate family member of the undersigned; provided that in the case of any transfer or distribution pursuant to this clause (b), (A) each donee, distributee or transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement, (B) no filing under Section 16(a) of the Exchange Act or other public announcement, reporting a reduction in beneficial ownership of shares of Common Stock, shall be voluntarily made during the Restricted Period, (C) other than in the case of preceding clauses (i) and (iv), no filing under Section 16(a) of the Exchange Act or other public announcement, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required during the Restricted Period (other than a required filing on Schedule 13D, 13F or 13G) and, to the extent a filing under Section 16(a) of the Exchange Act is required during the Restricted Period as a result of transfers pursuant to clauses (i) and (iv) of this paragraph, such filing shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in clause (i) or clause (iv) hereof, respectively, and (D) such transfer shall not involve a disposition for value;

3

(c) transfers of shares of Common Stock or any other securities to a charitable organization or educational institution in a transaction not involving a disposition for value; provided that in the case of any transfer or distribution pursuant to this clause (c), (A) each transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (B) no filing under Section 16(a) of the Exchange Act or other public announcement, reporting a reduction in beneficial ownership of shares of Common Stock, shall be voluntarily made during the Restricted Period and, to the extent a Form 4 or Form 5 filing under Section 16(a) of the Exchange Act is required during the Restricted Period as a result of transfers made pursuant to this clause (c), such filing shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (c);

(d) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (i) transfers or distributions of shares of Common Stock or any other securities to current or former general or limited partners, managers or members, stockholders, other equityholders or direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended) of the undersigned, or to the estates of any of the foregoing or (ii) transfers or distributions to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership); provided that, in the case of any transfer or distribution pursuant to this clause (d), (A) each distributee or transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement, (B) no filing under Section 16(a) of the Exchange Act or other public announcement, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period (other than a required filing on Schedule 13D, 13F or 13G), and (C) such transfer shall not involve a disposition for value;

(e) the transfer of shares of Common Stock or any other securities to the Company to satisfy any tax, including estimated tax, remittance, or other payment obligations of the undersigned arising in connection with a vesting event of the Company’s securities, upon the settlement of restricted stock units or the payment due for the exercise of options (including a transfer to the Company for the “net” or “cashless” exercise of options) or other rights to purchase securities of the Company, in all such cases pursuant to equity awards granted under a stock incentive plan or other equity award plan of the Company described in the Prospectus; provided, that any remaining shares of Common Stock or securities convertible into Common Stock received upon such vesting, settlement or exercise shall be subject to the terms of this agreement; and provided further, that no filing under Section 16(a) of the Exchange Act or other public announcement, reporting a reduction in beneficial ownership of shares of Common Stock, shall be voluntarily made during the Restricted Period and, to the extent a filing under Section 16(a) of the Exchange Act is required during the Restricted Period as a result of transfers made pursuant to this clause (e), such filing shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (e), including that (i) the securities remain subject to the terms of this agreement and (ii) that no securities were sold by the undersigned;

4

(f) the establishment or amendment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock; provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period, and (ii) to the extent a filing under Section 16(a) of the Exchange Act or other public announcement is required or voluntarily made during the Restricted Period by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period and any such filing under Section 16(a) of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (f);

(g) the transfer of shares of Common Stock or any other securities that occurs by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or other court order; provided that (i) the transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement, and (ii) and, to the extent a filing under Section 16(a) of the Exchange Act is required during the Restricted Period as a result of transfers made pursuant to this clause (g), such filing shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (g);

(h) transfers to the Company in connection with the repurchase of Common Stock in connection with the termination of the undersigned’s employment with the Company pursuant to contractual agreements with the Company as in effect as of the date of the Prospectus and described in the Prospectus; provided that no filing under Section 16(a) of the Exchange Act or other public announcement, reporting a reduction in beneficial ownership of shares of Common Stock, shall be voluntarily made during the Restricted Period and, to the extent a filing under Section 16(a) of the Exchange Act is required during the Restricted Period as a result of transfers made pursuant to this clause (h), such filing shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (h);

(i) the transfer of shares of Common Stock or any other securities pursuant to a bona fide third- party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company, made to all holders of Common Stock involving a change of control (as defined below); provided that, in the event that the change of control is not completed, the Common Stock or any other securities owned by the undersigned shall remain subject to the restrictions contained in this agreement; or

(j) transfers with the prior written consent of Jefferies.

As used herein, (i) “immediate family member” means the spouse, domestic partner, lineal descendant, father, mother, brother, sister, or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin and (ii) “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an Equity Underwriter and Debt Underwriter, as applicable, pursuant to the Offerings), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of the number of outstanding voting securities of the Company (or the surviving entity) and 50% of the voting control of the outstanding voting securities of the Company (or the surviving entity).

5

In addition, the undersigned agrees that, without the prior written consent of Jefferies on behalf of the Equity Underwriters and the Debt Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Equity Underwriters and the Debt Underwriters are relying upon this agreement in proceeding toward consummation of the Offerings. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned acknowledges and agrees that the Equity Underwriters and the Debt Underwriters have not provided any recommendation or investment advice nor have the Equity Underwriters and the Debt Underwriters solicited any action from the undersigned with respect to the Offerings of the Securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Equity Underwriters and the Debt Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Offerings, the Equity Underwriters and the Debt Underwriters are not making a recommendation to you to participate in the Offerings or sell any Securities at the price determined in the Offerings, and nothing set forth in such disclosures or documentation is intended to suggest that any Equity Underwriter or Debt Underwriter is making such a recommendation. The undersigned further acknowledges and agrees that none of the Equity Underwriters and the Debt Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate.

Whether or not the Offerings actually occur depends on a number of factors, including market conditions. The Offerings will only be made pursuant to the Underwriting Agreements, the terms of which are subject to negotiation between the Company and the Equity Underwriters and the Debt Underwriters.

This agreement shall automatically terminate and the undersigned will be released from all obligations hereunder upon the earliest to occur, if any, of (a) the Company, on the one hand, or Jefferies, on the other hand, advising the other in writing that such party or parties have determined not to proceed with the Offerings prior to the execution of the Underwriting Agreements, (b) the date the registration statement on Form S-3 is withdrawn, (c) the date the Underwriting Agreements are terminated (other than the provisions thereof that survive termination pursuant to the terms thereof), if prior to the closing of the Offerings, and (d) April 30, 2026, if the Underwriting Agreements have not been executed by such date.

This agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

6

This agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Very truly yours,

Name of Securityholder (Print exact name)

By:
Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

Exhibit B

Directors, Executive Officers and Others Signing Lock-up Agreement

Non-Employee Directors

•	Patricia Allen

•	James Boylan

•	Patrick Enright

•	Tomas Kiselak

•	Hongbo Lu, Ph.D.

•	Jake Nunn

•	John Orloff, M.D.

Executive Officers

•	Leon O. Moulder, Jr.

•	Joseph L. Farmer

•	Jennifer Fox

•	Lisa von Moltke, M.D.

Affiliated Funds

•	Tellus BioVentures, LLC

•	Enavate Sciences Inc.

•	Fairmount Funds Management LLC

•	Longitude Capital Management Co., LLC

•	SR One Capital Management, LP

•	NEXTBio Capital

D-1